UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:     811-07154

Cohen & Steers Total Return Realty Fund, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    December 31

Date of reporting period:    June 30, 2021

Item 1. Reports to Stockholders.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2021. The total returns for Cohen & Steers Total Return Realty Fund, Inc. (the Fund) and its comparative benchmarks were:

Six Months Ended June 30, 2021
Cohen & Steers Total Return Realty Fund at Net Asset Value[a]	18.43%
Cohen & Steers Total Return Realty Fund at Market Value[a]	26.95%
FTSE Nareit All Equity REITs Index[b]	21.35%
Blended Benchmark—80% FTSE Nareit All Equity REITs Index/20% ICE BofA REIT Preferred Securities Index[b]	17.21%
S&P 500 Index[b]	15.25%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Managed Distribution Policy

The Fund, acting in accordance with an exemptive order received from the U.S. Securities and Exchange Commission (SEC) and with approval of its Board of Directors (the Board), adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders (the Plan). The Plan gives the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis. In accordance with the Plan, the Fund currently distributes $0.08 per share on a monthly basis.

The Fund may pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

[a]	As a closed-end investment company, the price of the Fund’s exchange-traded shares will be set by market forces and can deviate from the net asset value (NAV) per share of the Fund.
[b]

The FTSE Nareit All Equity REITs Index contains all tax-qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. The ICE BofA REIT Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market including all REITs. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Fund’s Plan. The Fund’s total return based on NAV is presented in the table above as well as in the Financial Highlights table.

The Plan provides that the Board may amend or terminate the Plan at any time without prior notice to Fund shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination. The termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above NAV) or widening an existing trading discount.

Market Review

In the six-month period ended June 30, 2021, U.S. real estate securities continued to rally from their lows in early 2020, as progress in vaccine distribution allowed for a general lifting of restrictions on public gatherings, business activities and travel. Economic reopening and additional fiscal relief led to increasing activity, generating stronger demand for real estate. Supply growth in many property sectors slowed amid labor shortages and rising construction costs, giving landlords greater pricing power to negotiate rents. Borrowing costs for many public real estate companies remained near historical lows. These positive conditions drove improving investor optimism, resulting in higher earnings multiples.

Fund Performance

The Fund had a positive total return in the period and outperformed its blended benchmark on both a NAV and market price basis.

For REIT common shares, returns were positive across all property types. The regional mall and shopping center sectors were among the strongest performers, as easing virus concerns led to a sharp rise in foot traffic and retail sales from depressed levels. The Fund’s overweight in regional malls aided relative performance, although the benefit was more than countered by the effect of our underweight in shopping centers.

Self storage, which had been one of the more resilient sectors through the pandemic, continued to see strong demand amid continued moving activity, driving rates for new customers up 50—70% from 2020 levels. The Fund’s overweight in self storage companies contributed positively to performance.

Leasing trends for apartments in U.S. coastal markets have bounced back fast and Sunbelt markets remained exceptionally strong, fueled by strong housing demand. Our underweight and stock selection in apartments detracted from relative performance. The Fund did not invest in Avalon Bay Communities and was underweight Equity Residential, which both gained more than 30% in the period.

Infrastructure and industrial REITs, which were among the few sectors to advance in 2020, added to those gains in the period but slightly trailed the index. The Fund’s allocation to infrastructure did not have a meaningful impact on relative performance (beneficial underweight offset by the effect of stock selection). Stock selection in the industrial sector hindered relative performance, in part due to an overweight in Americold Realty Trust, a food-focused industrial company that had only a modest gain. Elsewhere of note, stock selection in the health care sector contributed to performance, aided by an overweight in Welltower, which outperformed.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

REIT preferreds had only a modest gain in the period compared with REIT common shares, restrained along with other higher-quality fixed income classes by a rise in bond yields as economies continued to reopen. The Fund’s underweight allocation to REIT preferreds aided performance compared with the blended benchmark, as did favorable security selection in the allocation. The Fund’s modest out-of-benchmark position in corporate bonds hindered performance, as these holdings trailed real estate stocks in the period.

Impact of Derivatives on Fund Performance

The Fund engaged in the buying and selling of single stock options with the intention of enhancing total returns and reducing overall volatility. These contracts did not have a material effect on the Fund’s total return for the six-month period ended June 30, 2021.

Sincerely,

WILLIAM F. SCAPELL	JASON YABLON
Portfolio Manager	Portfolio Manager

MATHEW KIRSCHNER
Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

June 30, 2021

Top Ten Holdingsa

(Unaudited)

Security	Value	% of Net Assets
American Tower Corp.	$32,180,158	8.2
Public Storage	19,685,873	5.0
Equinix, Inc.	16,878,678	4.3
Prologis, Inc.	15,384,348	3.9
Simon Property Group, Inc.	14,950,268	3.8
Duke Realty Corp.	14,712,639	3.7
Healthpeak Properties, Inc.	14,269,425	3.6
UDR, Inc.	13,246,494	3.4
Extra Space Storage, Inc.	12,782,711	3.2
Crown Castle International Corp.	12,635,066	3.2

[a]

Top ten holdings (excluding short-term investments and derivative instruments) are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdownb

(Based on Net Assets)

(Unaudited)

[b]	Excludes derivative instruments.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2021 (Unaudited)

		Shares	Value
COMMON STOCK	84.0%
COMMUNICATIONS—TOWERS	14.1%
American Tower Corp.		119,124	$32,180,158
Crown Castle International Corp.		64,762	12,635,066
SBA Communications Corp.		34,096	10,866,395

			55,681,619

REAL ESTATE	69.9%
DATA CENTERS	7.6%
CyrusOne, Inc.		132,328	9,464,099
Digital Realty Trust, Inc.		23,848	3,588,170
Equinix, Inc.		21,030	16,878,678

			29,930,947

HEALTH CARE	11.2%
Healthcare Trust of America, Inc., Class A		165,787	4,426,513
Healthpeak Properties, Inc.		428,640	14,269,425
Medical Properties Trust, Inc.		112,821	2,267,702
Ventas, Inc.		209,202	11,945,434
Welltower, Inc.		135,676	11,274,676

			44,183,750

HOTEL	3.0%
DiamondRock Hospitality Co.[a]		303,964	2,948,451
Host Hotels & Resorts, Inc.[a]		503,390	8,602,935

			11,551,386

INDUSTRIALS	9.4%
Americold Realty Trust		140,566	5,320,423
BG LLH, LLC (Lineage Logistics)[b]		21,740	1,710,286
Duke Realty Corp.		310,721	14,712,639
Prologis, Inc.[c]		128,707	15,384,348

			37,127,696

NET LEASE	8.2%
NETSTREIT Corp.[c]		153,465	3,538,903
Spirit Realty Capital, Inc.		134,001	6,410,608
VEREIT, Inc.		259,186	11,904,413
VICI Properties, Inc.		340,504	10,562,434

			32,416,358

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2021 (Unaudited)

		Shares	Value
OFFICE	0.6%
Kilroy Realty Corp.		33,607	$2,340,392

RESIDENTIAL	11.3%
APARTMENT	6.7%
Apartment Income REIT Corp.		111,415	5,284,413
Essex Property Trust, Inc.		26,055	7,816,761
UDR, Inc.		270,447	13,246,494

			26,347,668

MANUFACTURED HOME	3.1%
Sun Communities, Inc.		72,048	12,349,027

SINGLE FAMILY	1.5%
Invitation Homes, Inc.		158,290	5,902,634

TOTAL RESIDENTIAL			44,599,329

SELF STORAGE	8.3%
Extra Space Storage, Inc.		78,029	12,782,711
Public Storage		65,469	19,685,873

			32,468,584

SHOPPING CENTERS	6.4%
COMMUNITY CENTER	2.6%
Kimco Realty Corp.		264,426	5,513,282
Regency Centers Corp.		71,255	4,565,308

			10,078,590

REGIONAL MALL	3.8%
Simon Property Group, Inc.		114,579	14,950,268

TOTAL SHOPPING CENTERS			25,028,858

SPECIALTY	1.2%
Lamar Advertising Co., Class A		46,505	4,856,052

TIMBER	2.7%
Weyerhaeuser Co.		311,857	10,734,118

TOTAL REAL ESTATE			275,237,470

TOTAL COMMON STOCK (Identified cost—$210,362,223)			330,919,089

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2021 (Unaudited)

		Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE	9.5%
BANKS	0.5%
GMAC Capital Trust I, 5.941% (3 Month US LIBOR + 5.785%), due 2/15/40, Series 2 (TruPS) (FRN)[d]		16,378	$414,527
JPMorgan Chase & Co., 5.75%, Series DDe		25,000	706,250
JPMorgan Chase & Co., 4.625%, Series LLe		11,600	308,908
Wells Fargo & Co., 4.75%, Series Ze		18,400	481,160

			1,910,845

ELECTRIC	0.1%
DTE Energy Co., 5.25%, due 12/1/77, Series E		12,000	318,120

FINANCIAL—INVESTMENT BANKER/BROKER	0.1%
Morgan Stanley, 6.375% to 10/15/24, Series Ie,f		15,000	436,200

INTEGRATED TELECOMMUNICATIONS SERVICES	0.1%
United States Cellular Corp., 5.50%, due 6/1/70		11,378	295,032

PIPELINES	0.2%
Energy Transfer LP, 7.60% to 5/15/24, Series Ee,f		27,235	680,875

REAL ESTATE	8.5%
DATA CENTERS	1.1%
Digital Realty Trust, Inc., 5.85%, Series Ke		19,588	556,495
Digital Realty Trust, Inc., 5.20%, Series Le		10,175	286,732
DigitalBridge Group, Inc., 7.50%, Series Ge		10,000	255,200
DigitalBridge Group, Inc., 7.15%, Series Ie		49,794	1,277,216
DigitalBridge Group, Inc., 7.125%, Series Je		36,643	960,413
KKR Real Estate Finance Trust, Inc., 6.50%, Series Ae		20,000	546,800
QTS Realty Trust, Inc., 7.125%, Series Ae		24,031	619,759

			4,502,615

DIVERSIFIED	1.1%
Armada Hoffler Properties, Inc., 6.75%, Series Ae		53,000	1,418,280
EPR Properties, 5.75%, Series Ge		28,541	734,074
Lexington Realty Trust, 6.50%, Series C ($50 Par Value)[e]		17,289	1,040,798
National Retail Properties, Inc., 5.20%, Series Fe		25,345	655,422
Urstadt Biddle Properties, Inc., 5.875%, Series Ke		25,000	655,250

			4,503,824

HEALTH CARE	0.1%
Diversified Healthcare Trust, 5.625%, due 8/1/42		13,743	332,443

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2021 (Unaudited)

		Shares	Value
HOTEL	1.4%
Hersha Hospitality Trust, 6.50%, Series De		23,937	$563,716
Hersha Hospitality Trust, 6.50%, Series Ee		10,348	243,695
Pebblebrook Hotel Trust, 6.50%, Series Ce		13,000	325,910
Pebblebrook Hotel Trust, 6.30%, Series Fe		28,944	731,994
Pebblebrook Hotel Trust, 6.375%, Series Ge		28,566	778,709
RLJ Lodging Trust, 1.95%, Series Ae		33,675	961,758
Summit Hotel Properties, Inc., 6.45%, Series De		26,000	654,680
Summit Hotel Properties, Inc., 6.25%, Series Ee		31,105	812,152
Sunstone Hotel Investors, Inc., 6.125%, Series He		14,000	397,460

			5,470,074

INDUSTRIALS	1.1%
Monmouth Real Estate Investment Corp., 6.125%, Series Ce		72,000	1,819,440
PS Business Parks, Inc., 5.20%, Series We		9,000	229,410
PS Business Parks, Inc., 5.20%, Series Ye		18,000	480,780
Rexford Industrial Realty, Inc., 5.875%, Series Ae		41,973	1,056,884
Rexford Industrial Realty, Inc., 5.625%, Series Ce		29,000	793,150

			4,379,664

NET LEASE	0.6%
Spirit Realty Capital, Inc., 6.00%, Series Ae		47,667	1,248,876
VEREIT, Inc., 6.70%, Series Fe		43,123	1,089,718

			2,338,594

OFFICE	0.9%
Arbor Realty Trust, Inc., 6.375%, Series De		7,200	182,808
Brookfield Property Partners LP, 5.75%, Series Ae		43,926	1,096,832
City Office REIT, Inc., 6.625%, Series Ae		20,543	535,350
SL Green Realty Corp., 6.50%, Series Ie		14,408	366,684
TPG RE Finance Trust, Inc., 6.25%, Series Ce		10,000	250,900
Vornado Realty Trust, 5.70%, Series Ke		19,831	516,003
Vornado Realty Trust, 5.25%, Series Ne		20,000	539,600

			3,488,177

RESIDENTIAL	1.0%
APARTMENT	0.1%
Centerspace, 6.625%, Series Ce		19,695	517,979

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2021 (Unaudited)

		Shares	Value
MANUFACTURED HOME	0.4%
UMH Properties, Inc., 6.75%, Series Ce		32,000	$838,400
UMH Properties, Inc., 6.375%, Series De		20,000	526,800

			1,365,200

SINGLE FAMILY	0.5%
American Homes 4 Rent, 5.875%, Series Fe		28,350	729,162
American Homes 4 Rent, 5.875%, Series Ge		23,645	610,514
American Homes 4 Rent, 6.25%, Series He		24,838	685,777

			2,025,453

TOTAL RESIDENTIAL			3,908,632

SELF STORAGE	0.2%
National Storage Affiliates Trust, 6.00%, Series Ae		15,031	405,837
Public Storage, 4.00%, Series Pe		15,200	384,256

			790,093

SHOPPING CENTERS	1.0%
COMMUNITY CENTER	0.8%
Cedar Realty Trust, Inc., 6.50%, Series Ce		15,000	377,400
Saul Centers, Inc., 6.125%, Series De		32,400	854,712
Saul Centers, Inc., 6.00%, Series Ee		23,000	626,750
SITE Centers Corp., 6.375%, Series Ae		44,952	1,210,108

			3,068,970

REGIONAL MALL	0.2%
Brookfield Property REIT, Inc., 6.375%, Series Ae		28,000	706,440
Pennsylvania REIT, 7.20%, Series Ce		10,050	115,876

			822,316

TOTAL SHOPPING CENTERS			3,891,286

TOTAL REAL ESTATE			33,605,402

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$34,166,210)			37,246,474

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2021 (Unaudited)

		Principal Amount	Value
PREFERRED SECURITIES—CAPITAL SECURITIES	4.4%
BANKS	1.9%
Bank of America Corp., 6.10% to 3/17/25, Series AAe,f		$217,000	$243,814
Bank of America Corp., 6.25% to 9/5/24, Series Xe,f		640,000	708,400
Citigroup, Inc., 5.95% to 1/30/23[e,f]		430,000	452,351
Citigroup, Inc., 5.95% to 5/15/25, Series Pe,f		400,000	438,780
Citigroup, Inc., 6.25% to 8/15/26, Series Te,f		430,000	503,517
JPMorgan Chase & Co., 6.10% to 10/1/24, Series Xe,f		930,000	1,017,769
JPMorgan Chase & Co., 6.125% to 4/30/24, Series Ue,f		1,000,000	1,084,000
JPMorgan Chase & Co., 6.75% to 2/1/24, Series Se,f		1,080,000	1,198,233
Regions Financial Corp., 5.75% to 6/15/25, Series De,f		200,000	224,000
SVB Financial Group, 4.00% to 5/15/26, Series Ce,f		370,000	377,511
Wells Fargo & Co., 3.90% to 3/15/26, Series BBe,f		720,000	745,866
Wells Fargo & Co., 5.875% to 6/15/25, Series Ue,f		400,000	448,964

			7,443,205

BANKS—FOREIGN	1.1%
Banco Santander SA, 4.75% to 11/12/26 (Spain)[e,f,g]		400,000	405,800
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)[e,f,g]		600,000	682,875
Credit Suisse Group AG, 7.125% to 7/29/22 (Switzerland)[e,f,g,h]		500,000	522,120
Credit Suisse Group AG, 7.50% to 12/11/23, 144A (Switzerland)[e,f,g,i]		700,000	778,081
Natwest Group PLC, 8.625% to 8/15/21 (United Kingdom)[e,f,g]		500,000	504,773
Royal Bank of Canada, 3.65% to 10/24/26, due 11/24/81 (Canada)[f]		200,000	161,523
Societe Generale SA, 8.00% to 9/29/25, 144A (France)[e,f,g,i]		600,000	706,875
UBS Group AG, 7.00% to 1/31/24, 144A (Switzerland)[e,f,g,i]		600,000	661,167

			4,423,214

ELECTRIC	0.1%
Southern Co./The, 3.75% to 6/15/26, due 9/15/51, Series 21-Af		310,000	312,371

FINANCIAL—INVESTMENT BANKER/BROKER	0.4%
Charles Schwab Corp./The, 4.00% to 6/1/26, Series Ie,f		1,250,000	1,306,250
Ladder Capital Finance Corp., 4.75%, due 6/15/29, 144Ai		500,000	500,625

			1,806,875

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2021 (Unaudited)

		Principal Amount	Value
INSURANCE—PROPERTY CASUALTY—FOREIGN	0.2%
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)[f,h]		$606,000	$691,188

INTEGRATED TELECOMMUNICATIONS SERVICES—FOREIGN	0.1%
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (United Kingdom)[f]		260,000	259,935

PIPELINES	0.1%
Energy Transfer LP, 6.50% to 11/15/26, Series He,f		200,000	204,400
Energy Transfer LP, 7.125% to 5/15/30, Series Ge,f		275,000	284,625

REAL ESTATE	0.5%
DIVERSIFIED	0.1%
CTR Partnership LP/CareTrust Capital Corp., 3.875%, due 6/30/28, 144Ai		400,000	409,016

HOTEL	0.0%
RLJ Lodging Trust LP, 3.75%, due 7/1/26, 144Ai		100,000	101,125

INDUSTRIALS	0.1%
Park Intermediate Holdings LLC, 4.875%, due 5/15/29, 144Ai		200,000	207,140

NET LEASE	0.1%
Essential Properties LP, 2.95%, due 7/15/31		185,000	185,239

OFFICE	0.0%
Vornado Realty LP, 2.15%, due 6/1/26		150,000	152,108

RETAIL—FOREIGN	0.2%
Scentre Group Trust 2, 5.125% to 6/24/30, due 9/24/80, 144A (Australia)[f,i]		900,000	960,750

TOTAL REAL ESTATE			2,015,378

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$16,866,384)			17,441,191

CORPORATE BONDS	0.9%
COMMUNICATIONS—TOWERS	0.1%
SBA Communications Corp., 3.875%, due 2/15/27		300,000	308,813

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2021 (Unaudited)

		Principal Amount	Value
REAL ESTATE	0.5%
HEALTH CARE	0.1%
Diversified Healthcare Trust, 9.75%, due 6/15/25		$300,000	$332,644

INDUSTRIALS	0.2%
Retail Properties of America, Inc., 4.75%, due 9/15/30		1,000,000	1,110,224

NET LEASE	0.1%
VICI Properties LP/VICI Note Co., Inc., 4.125%, due 8/15/30, 144Ai		244,000	251,237

SHOPPING CENTER—REGIONAL MALL	0.1%
Brookfield Property REIT, Inc., 5.75%, due 5/15/26, 144Ai		250,000	263,146

TOTAL REAL ESTATE			1,957,251

TELECOMMUNICATION	0.3%
QualityTech LP/QTS Finance Corp., 3.875%, due 10/1/28, 144Ai		950,000	1,017,117

TOTAL CORPORATE BONDS (Identified cost—$3,037,862)			3,283,181

		Shares
SHORT-TERM INVESTMENTS	0.9%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01%[j]		3,609,096	3,609,096

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$3,609,096)			3,609,096

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$268,041,775)	99.7%		392,499,031
WRITTEN OPTION CONTRACTS	(0.0)		(88,946)
OTHER ASSETS IN EXCESS OF LIABILITIES	0.3		1,430,153

NET ASSETS (Equivalent to $14.99 per share based on 26,270,929 shares of common stock outstanding)	100.0%		$393,840,238

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2021 (Unaudited)

Exchange-Traded Option Contracts

Written Options

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount[k]	Premiums Received	Value
Call—Ventas, Inc.	$57.50	8/20/21	(150)	$(856,500)	$(23,745)	$(30,000)
Call—Host Hotel & Resorts, Inc.	19.00	10/15/21	(402)	(687,018)	(29,574)	(17,286)
Put—Regency Centers Corp.	60.00	8/20/21	(132)	(845,724)	(16,178)	(13,860)
Put—Weyerhaeuser Co.	32.00	8/20/21	(220)	(757,240)	(12,884)	(14,300)
Put—Welltower, Inc.	75.00	9/17/21	(108)	(897,480)	(13,237)	(13,500)
			(1,012)	$(4,043,962)	$(95,618)	$(88,946)

Glossary of Portfolio Abbreviations

FRN	Floating Rate Note
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
TruPS	Trust Preferred Securities

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2021 (Unaudited)

Note: Percentages indicated are based on the net assets of the Fund.

[a]	Non-income producing security.
[b]

Restricted security. Aggregate holdings equal 0.4% of the net assets of the Fund. This security was acquired on August 3, 2020, at a cost of $1,335,937 ($62.50 per share). Security value is determined based on significant unobservable inputs (Level 3).

[c]	All or a portion of the security is pledged in connection with written option contracts. $2,508,609 in aggregate has been pledged as collateral.
[d]	Variable rate. Rate shown is in effect at June 30, 2021.
[e]	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
[f]	Security converts to floating rate after the indicated fixed-rate coupon period.
[g]

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $4,261,691 or 1.1% of the net assets of the Fund.

[h]

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $1,213,308 which represents 0.3% of the net assets of the Fund, of which 0.0% are illiquid.

[i]

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $5,856,279 which represents 1.5% of the net assets of the Fund, of which 0.0% are illiquid.

[j]	Rate quoted represents the annualized seven-day yield.
[k]	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2021 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$268,041,775)	$392,499,031
Cash	14,679
Receivable for:
Dividends and interest	1,300,723
Investment securities sold	406,616
Other assets	15,475

Total Assets	394,236,524

LIABILITIES:
Written option contracts, at value (Premiums received—$95,618)	88,946
Payable for:
Investment advisory fees	228,468
Professional fees	45,752
Administration fees	13,055
Directors’ fees	59
Other liabilities	20,006

Total Liabilities	396,286

NET ASSETS	$393,840,238

NET ASSETS consist of:
Paid-in capital	$262,361,717
Total distributable earnings/(accumulated loss)	131,478,521

$393,840,238

NET ASSET VALUE PER SHARE:
($393,840,238 ÷ 26,270,929 shares outstanding)	$14.99

MARKET PRICE PER SHARE	$16.29

MARKET PRICE PREMIUM (DISCOUNT) TO NET ASSET VALUE PER SHARE	8.67%

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2021 (Unaudited)

Investment Income:
Dividend income	$3,842,854
Interest income	354,429

Total Investment Income	4,197,283

Expenses:
Investment advisory fees	1,268,068
Administration fees	98,447
Shareholder reporting expenses	95,000
Professional fees	44,493
Transfer agent fees and expenses	14,877
Directors’ fees and expenses	7,384
Custodian fees and expenses	3,863
Miscellaneous	20,601

Total Expenses	1,552,733

Net Investment Income (Loss)	2,644,550

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	12,217,722
Written option contracts	326,748
Foreign currency transactions	(206)

Net realized gain (loss)	12,544,264

Net change in unrealized appreciation (depreciation) on:
Investments in securities	47,343,401
Written option contracts	(98,848)
Foreign currency translations	(4)

Net change in unrealized appreciation (depreciation)	47,244,549

Net Realized and Unrealized Gain (Loss)	59,788,813

Net Increase (Decrease) in Net Assets Resulting from Operations	$62,433,363

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020
Change in Net Assets:
From Operations:
Net investment income (loss)	$2,644,550	$6,937,480
Net realized gain (loss)	12,544,264	21,362,141
Net change in unrealized appreciation (depreciation)	47,244,549	(30,942,473)

Net increase (decrease) in net assets resulting from operations	62,433,363	(2,642,852)

Distributions to Shareholders	(12,601,443)	(26,476,009)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	456,408	579,955

Total increase (decrease) in net assets	50,288,328	(28,538,906)
Net Assets:
Beginning of period	343,551,910	372,090,816

End of period	$393,840,238	$343,551,910

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended June 30, 2021	For the Year Ended December 31,
Per Share Operating Data:		2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.09	$14.21	$11.89	$13.41	$13.35	$13.60

Income (loss) from investment operations:

Net investment income (loss)[a]	0.10	0.26	0.29	0.30	0.30	0.33
Net realized and unrealized gain (loss)	2.28	(0.37)	2.99	(0.86)[b]	0.72	0.38

Total from investment operations	2.38	(0.11)	3.28	(0.56)	1.02	0.71

Less dividends and distributions to shareholders from:

Net investment income	(0.48)	(0.26)	(0.30)	(0.30)	(0.31)	(0.33)
Net realized gain	—	(0.75)	(0.66)	(0.66)	(0.63)	(0.63)
Tax return of capital	—	—	—	—	(0.02)	—

Total dividends and distributions to shareholders	(0.48)	(1.01)	(0.96)	(0.96)	(0.96)	(0.96)

Anti-dilutive effect from the issuance of reinvested shares	—	0.00 [c]	0.00 [c]	—	—	—

Net increase (decrease) in net asset value	1.90	(1.12)	2.32	(1.52)	0.06	(0.25)

Net asset value, end of period	$14.99	$13.09	$14.21	$11.89	$13.41	$13.35

Market value, end of period	$16.29	$13.27	$14.48	$10.75	$12.77	$12.10

Total net asset value return[d]	18.43%[e]	0.01%	28.14%	–4.04%[b]	8.33%	5.61%

Total market value return[d]	26.95%[e]	–0.50%	44.42%	–8.89%	13.82%	3.32%

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six Months Ended June 30, 2021	For the Year Ended December 31,
Ratios/Supplemental Data:		2020	2019	2018	2017	2016
Net assets, end of period (in millions)	$393.8	$343.6	$372.1	$310.7	$350.6	$348.9

Ratios to average daily net assets:

Expenses	0.86%[f]	0.88%	0.86%	0.89%[b]	0.87%	0.85%

Net investment income (loss)	1.46%[f]	2.10%	2.16%	2.41%	2.24%	2.39%

Portfolio turnover rate	20%[e]	53%	52%	29%	29%	36%

[a]	Calculation based on average shares outstanding.
[b]

During the reporting period the Fund settled legal claims against two issuers of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlements. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $(0.87). Additionally, the expense ratio includes extraordinary expenses related to the direct action. Without these expenses, the ratio of expenses to average daily net assets would have been 0.88%. Excluding the proceeds from and expenses relating to the settlements, the total return on a NAV basis would have been -4.10%.

[c]	Amount is less than $0.005.
[d]

Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund’s market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

[e]	Not annualized.
[f]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Total Return Realty Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on September 4, 1992 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, closed-end management investment company. The Fund’s investment objective is high total return through investment in real estate securities.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities would be categorized as Level 2 or 3 in the hierarchy, depending on the relative significance of the valuation inputs. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of June 30, 2021 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock:
Real Estate—Industrials	$37,127,696	$35,417,410	$—	$1,710,286	[a]
Other Industries	293,791,393	293,791,393	—	—
Preferred Securities—
$25 Par Value:
Real Estate—Residential—Apartment	517,979	—	517,979	—
Other Industries	36,728,495	36,728,495	—	—
Preferred Securities—
Capital Securities	17,441,191	—	17,441,191	—
Corporate Bonds	3,283,181	—	3,283,181	—
Short-Term Investments	3,609,096	—	3,609,096	—

Total Investments in Securities[b]	$392,499,031	$365,937,298	$24,851,447	$1,710,286

Written Option Contracts	$(88,946)	$(88,946)	$—	$—

Total Derivative Liabilities[b]	$(88,946)	$(88,946)	$—	$—

[a]	Restricted security, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security.
[b]	Portfolio holdings are disclosed individually on the Schedule of Investments.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stock— Real Estate— Industrials
Balance as of December 31, 2020	$1,307,081
Purchases	24,833	[a]
Change in unrealized appreciation (depreciation)	378,372

Balance as of June 30, 2021	$1,710,286

The change in unrealized appreciation (depreciation) attributable to securities owned on June 30, 2021 which were valued using significant unobservable inputs (Level 3) amounted to $378,372.

[a]	Represents additional shares acquired through dividend reinvestment.

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at June 30, 2021	Valuation Technique	Unobservable Inputs	Amount	Valuation Impact from an Increase in Input[a]
Common Stock— Real Estate— Industrials	$1,710,286	Market Comparable Companies	Enterprise Value/ EBITDA[b] Multiple Liquidity Discount	24.8x 15%	Increase Decrease

[a]

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

[b]	Earnings Before Interest, Taxes, Depreciation and Amortization.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from real estate investment trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any), currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared quarterly and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s Reinvestment Plan, unless the shareholder has elected to have them paid in cash.

The Fund has a managed distribution policy in accordance with exemptive relief issued by the U.S. Securities and Exchange Commission (SEC). The Plan gives the Fund greater flexibility to realize long-term capital gains throughout the year and to distribute those gains on a more regular basis to shareholders. Therefore, regular monthly distributions throughout the year may include a portion of estimated realized long-term capital gains, along with net investment income, short-term capital gains and return of capital, which is not taxable. In accordance with the Plan, the Fund is required to adhere to certain conditions in order to distribute long-term capital gains during the year.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2021, the investment advisor considers it likely that a portion of the dividends will be reclassified to distributions from net realized gain and/or tax return of capital upon the final determination of the Fund’s taxable income after December 31, 2021, the Fund’s fiscal year end.

Distributions Subsequent to June 30, 2021: The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report.

Ex-Date	Record Date	Payable Date	Amount
7/13/21	7/14/21	7/30/21	$0.080
8/17/21	8/18/21	8/31/21	$0.080
9/14/21	9/15/21	9/30/21	$0.080

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2021, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory Fees, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.70% of the average daily net assets of the Fund.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.04% of the average daily net assets of the Fund. For the six months ended June 30, 2021, the Fund incurred $72,461 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $946 for the six months ended June 30, 2021.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2021, totaled $72,644,813 and $81,801,686, respectively.

Note 4. Derivative Investments

The following tables present the value of derivatives held at June 30, 2021 and the effect of derivatives held during the six months ended June 30, 2021, along with the respective location in the financial statements.

Statement of Assets and Liabilities

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Equity Risk:
Written Option Contracts—Exchange-Traded[a]	—	$—	Written option contracts, at value	$88,946

[a]	Not subject to a master netting agreement or another similar arrangement.

Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Equity Risk:
Written Option Contracts	Net Realized and Unrealized Gain (Loss)	$326,748	$(98,848)

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following summarizes the volume of the Fund’s option contracts activity for the six months ended June 30, 2021:

Written Option Contracts
Average Notional Amount[a]	$5,044,682

[a]	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.

Note 5. Income Tax Information

As of June 30, 2021, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$268,041,775

Gross unrealized appreciation on investments	$124,585,894
Gross unrealized depreciation on investments	(121,966)

Net unrealized appreciation (depreciation) on investments	$124,463,928

Note 6. Capital Stock

The Fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2021, the Fund issued 32,050 shares of common stock at $456,408 for the reinvestment of dividends. During the year ended December 31, 2020, the Fund issued 44,553 shares of common stock at $579,955 for the reinvestment of dividends.

On December 8, 2020, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding (Share Repurchase Program) as of January 1, 2021 through December 31, 2021.

During the six months ended June 30, 2021 and the year ended December 31, 2020, the Fund did not effect any repurchases.

Note 7. Other Risks

Market Price Discount from Net Asset Value Risk: Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the shares will depend not upon the Fund’s NAV but entirely upon whether the

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares is determined by factors such as relative supply of and demand for shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the shares may trade at, above or below NAV.

Common Stock Risk: While common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks have also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. The value of common stocks and other equity securities will fluctuate in response to developments concerning the company, political and regulatory circumstances, the stock market, and the economy. In the short term, stock prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, stocks of large companies can react differently than stocks of smaller companies, and value stocks (stocks of companies that are undervalued by various measures and have potential for long-term capital appreciation), can react differently from growth stocks (stocks of companies with attractive cash flow returns on invested capital and earnings that are expected to grow). These developments can affect a single company, all companies within the same industry, economic sector or geographic region, or the stock market as a whole.

Real Estate Market Risk: Since the Fund concentrates its assets in companies engaged in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Risks of investing in real estate securities include falling property values due to increasing vacancies, declining rents resulting from economic, legal, tax, political or technological developments, lack of liquidity, limited diversification, and sensitivity to certain economic factors such as interest-rate changes and market recessions. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs. The risks of investing in REITs are similar to those associated with direct investments in real estate securities.

REIT Risk: In addition to the risks of securities linked to the real estate industry, REITs are subject to certain other risks related to their structure and focus. REITs generally are dependent upon management skills and may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for favorable tax treatment under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. Various factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Small- and Medium-Sized Companies Risk: Real estate companies in the industry tend to be small-to-medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform differently in different cycles than larger company stocks. Accordingly, real estate company shares can, and at times will, perform differently than large company stocks.

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Options Risk: Gains on options transactions depend on the investment advisor’s ability to predict correctly the direction of stock prices, indexes, interest rates, and other economic factors, and unanticipated changes may cause poorer overall performance for the Fund than if it had not engaged in such transactions. A rise in the value of the security or index underlying a call option written by the Fund exposes the Fund to possible loss or loss of opportunity to realize appreciation in the value of any portfolio securities underlying or otherwise related to the call option. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position, and for certain options not traded on an exchange no market usually exists. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or an options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange.

Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, that Fund may experience losses in some cases as a result of such inability, may not be able to close its position and, in such an event would be unable to control its losses.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war, terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics, such as that caused by the COVID-19 virus, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 has resulted in, among other things, extreme volatility in the financial markets and severe losses, reduced liquidity of many instruments, significant travel restrictions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, service and event cancellations, reductions and other changes, strained healthcare systems, as well as general concern and uncertainty. The impact of the COVID-19 outbreak has negatively affected the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Pandemics may also exacerbate other pre-existing political, social, economic, market and financial risks. The effects of the outbreak in developing or emerging market countries may be greater due to less established health care systems and supply chains. The COVID-19 pandemic and its effects may result in a sustained economic downturn or a global recession, ongoing market volatility and/or decreased liquidity in the financial markets, exchange trading suspensions and closures, higher default rates, domestic and foreign political and social instability and damage to diplomatic and international trade relations. While some vaccines have been developed and approved for use by various governments, the political, social, economic, market and financial risks of COVID-19 could persist for years to come. The foregoing could impair the Fund’s ability to maintain operational standards, disrupt the operations of the Fund’s service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

On January 31, 2020, the United Kingdom (UK) withdrew from the European Union (EU) (referred to as Brexit), commencing a transition period that ended on December 31, 2020. On January 1, 2021, the EU-UK Trade and Cooperation Agreement, a bilateral trade and cooperation deal governing the future relationship between the UK and the EU, provisionally went into effect. The UK Parliament ratified the agreement in December 2020 and the EU Parliament ratified the agreement in April 2021. The agreement must now be approved by EU member states to enter into force officially. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is considerable uncertainty about the potential consequences of Brexit, the EU-UK Trade and Cooperation Agreement, how future negotiations of trade relations will proceed, and how the financial markets will react to all of the preceding. As this process unfolds, markets may be further disrupted. Given the size and importance of the UK’s economy, uncertainty about its legal, political and economic relationship with the remaining member states of the EU may continue to be a source of instability.

Growing tensions, including trade disputes, between the United States and other nations, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the global economy, financial markets and the Fund. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The SEC’s final rules, related requirements and amendments to modernize reporting and disclosure, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions or increase overall expenses of the Fund. In addition, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Fund. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

The SEC has recently adopted a rule relating to a registered investment company’s use of derivatives and similar transactions that could potentially require the Fund to observe more stringent requirements than are currently imposed by the 1940 Act. The new rule will replace present SEC and SEC staff regulatory guidance related to limits on a registered investment company’s use of derivative instruments and certain other transactions, such as short sales and reverse repurchase agreements. The rule may substantially curtail the Fund’s ability to use derivative instruments as part of the Fund’s investment strategy and could ultimately prevent the Fund from being able to achieve its investment goals.

LIBOR Risk: Many financial instruments are tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. In 2017, the head of the UK Financial Conduct Authority (the FCA) announced a desire to phase out the use of LIBOR by the end of 2021. Alternatives to LIBOR are in development in many major financial markets. For example, the U.S. Federal Reserve has begun publishing a Secured Overnight Financing Rate (SOFR), a broad measure of secured overnight U.S. Treasury repo rates, as a possible replacement for U.S. dollar LIBOR. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (SONIA) in England. Other countries are introducing their own local-currency-denominated alternative reference rates for short-term lending and global consensus on alternative rates is lacking. The FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until mid-2023, with the remainder of LIBOR publications to end at the end of 2021. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. There remains uncertainty and risk regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments, the suitability of the proposed replacement rates, and the process for amending existing contracts and instruments remains unclear. As such, the transition away from LIBOR may lead to increased volatility and illiquidity

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

in markets that are tied to LIBOR, reduced values of, inaccurate valuations of, and miscalculations of payment amounts for LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, any alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the cessation of LIBOR publications.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2021 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers Total Return Realty Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 22, 2021. The description of each proposal and number of shares voted are as follows:

Common Shares	Shares Voted For	Authority Withheld
To elect Directors:

George Grossman	19,803,032	327,997
Jane F. Magpiong	19,827,123	303,906
Robert H. Steers	19,824,792	306,237
C. Edward Ward, Jr.	19,784,555	346,474

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

(The following pages are unaudited)

AVERAGE ANNUAL TOTAL RETURNS

(Periods ended June 30, 2021)

Based on Net Asset Value				Based on Market Value
One Year	Five Years	Ten Years	Since Inception (9/27/93)	One Year	Five Years	Ten Years	Since Inception (9/27/93)
32.34%	8.68%	10.12%	10.22%	42.77%	11.19%	10.57%	10.27%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in ‘Street Name’ to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 866-227-0757, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 866-227-0757 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. The Fund’s Form N-PORT is available (i) without charge, upon request, by calling 866-227-0757 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s net investment company taxable income and realized gains are a return of capital distributed from the Fund’s assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

The following information in this semi-annual shareholder report is a summary of certain changes since the Fund’s most recent annual shareholder report. This information may not reflect all of the changes that have occurred since you purchased the Fund.

Changes to the Portfolio Management Team

Effective May 1, 2021, Thomas Bohjalian no longer serves as a portfolio manager of the Fund. William Scapell, Jason Yablon and Mathew Kirschner continue to serve as portfolio managers of the Fund.

Changes to the Board of Directors

On March 8, 2021, the Board of Directors voted to set the number of directors on the Fund’s Board of Directors to ten. In addition, the Board of Directors elected Ms. Ramona Rogers-Windsor as a Director of the Fund.

Ramona Rogers-Windsor: In addition to serving as a Director of the Cohen & Steers funds, Ms. Rogers-Windsor serves as a member of the Capital Southwest Board of Directors since March 2021 and a member of the Thomas Jefferson University Board of Trustees since December 2020. Previously, Ms. Rogers-Windsor spent over 23 years in investment management with Northwestern Mutual Investment Company, LLC, most recently as Managing Director and Portfolio Manager. Prior to that, Ms. Rogers-Windsor served as a financial officer with Northwestern Mutual Life. Ms. Rogers-Windsor has over 38 years of experience across multiple segments of the financial services industry and has previously served on the boards of several non-profit organizations. Ms. Rogers-Windsor holds a BS in Accounting from Marquette University and is a Certified Public Accountant and a Chartered Financial Analyst charterholder.

Investment in Illiquid Securities

Effective October 1, 2021, the Fund’s limit on illiquid securities will be increased to 15% of the Fund’s total assets. Previously, the Fund was permitted to invest up to 10% of its total assets in illiquid securities. This restriction is measured at the time of investment.

Investment Policy Clarification

The Fund’s investments in securities of real estate companies may also include private real estate investments. Private real estate investments include debt or equity investments in private real estate operating companies that own or manage real estate, privately offered REITs, mortgages secured by commercial or residential real estate, securities issued by real estate companies prior to an IPO, private investments in public equity (PIPEs) and joint ventures which invest in residential and commercial real estate. The Fund expects to invest directly or indirectly in certain real estate and real estate-related investments through one or more private REIT subsidiaries (each, a REIT Subsidiary). The Fund’s private real estate investments may consist of real estate joint ventures where the Fund (generally through the REIT Subsidiary) partners with a real estate operator. These investments may include retail, office, hotel, healthcare, multifamily residential, industrial and other properties. The Investment Advisor believes that the REIT Subsidiary will allow it to access more attractive investment opportunities than would otherwise be the case.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Private real estate investments are generally less liquid than public real estate investments and may involve complex investment structures. In addition, private real estate investments may have higher capital requirements and transactions involving this asset class may be more complex than those of public real estate investments. Making private real estate investments involves a high degree of sophistication, and returns are subject to the skill and decision-making process of the Investment Advisor, as well as local, regional, and national market conditions. As is common in the real estate industry, many of the Fund’s investments in private real estate will be leveraged. For example, the Fund (through the REIT Subsidiary) expects to make investments in real estate joint ventures which obtain debt financing consisting of property level debt. Property level debt will be secured by real estate owned through the REIT Subsidiary. Typically, these joint venture investments would solely own real estate assets and would borrow from a lender using the owned property as mortgage collateral. If one of the Fund’s investments were to default on a loan, the lender’s recourse would be to the mortgaged property and the lender would typically not have a claim to other assets of the Fund or its subsidiaries. Such property level debt is generally not recourse to the Fund and the Fund will not treat these non-recourse borrowings as senior securities (as defined in the 1940 Act) for purposes of complying with the 1940 Act’s limitations on leverage unless the financial statements of the entity holding such property-level debt are consolidated with the Fund’s financial statements. See “Recourse Financings Risk.” The Fund intends to manage its investments to avoid treating such non-recourse borrowings as senior securities, although there is no guarantee that the Fund will be successful in doing so, and failure to do so may impede the Fund’s ability to achieve its investment objective and decrease returns to shareholders. There is no guarantee that the Fund’s investments will be able to obtain mortgage loans on attractive terms or at all. In certain limited cases, property level debt may be recourse to the Fund. The Fund’s private real estate investments may also include direct or indirect interests in companies or properties with highly leveraged capital structures. The cumulative effect of the use of leverage by the Fund or the real estate investments in which the Fund invests could result in substantial losses, exceeding those that would have been incurred had leverage not been employed. Because of the leveraged nature of the Fund’s private real estate investments, the Fund’s economic exposure to these investments may be greater than the percentage of the Fund’s total assets invested in such investments.

In addition to the risks described under Note 7, including Real Estate Market Risk, REIT Risk, Small- and Medium-Sized Companies Risk, Regulatory Risk and Geopolitical Risk, the Fund’s private real estate investments are also subject to the following risks:

Private Real Estate Risk: The Fund’s investments in private real estate include additional risks. For example, lease defaults, terminations by one or more tenants or landlord-tenant disputes may reduce the Fund’s revenues and net income. Any of these situations may result in extended periods during which there is a significant decline in revenues or no revenues generated by a property. If this occurred, it could adversely affect the Fund’s results of operations.

The Fund’s financial position and its ability to make distributions may also be adversely affected by financial difficulties experienced by any major tenants, including bankruptcy, insolvency or a general downturn in the business, or in the event any major tenants do not renew or extend their relationship as their lease terms expire. A tenant in bankruptcy may be able to restrict the ability to collect unpaid rents or interest during the bankruptcy proceeding. Furthermore, dealing with a tenants’ bankruptcy or other default may divert management’s attention and cause the Fund to incur substantial legal and other costs.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

The Fund’s investments in real estate will be pressured in challenging economic and rental market conditions. If the Fund is unable to re-let or renew leases for all or substantially all of the space at these properties, if the rental rates upon such renewal or re-letting are significantly lower than expected, or if the Fund’s reserves for these purposes prove inadequate, the Fund will experience a reduction in net income and may be required to reduce or eliminate cash distributions.

The Fund may obtain only limited warranties when it purchases an equity investment in private commercial real estate. The purchase of properties with limited warranties increases the risk that the Fund may lose some or all of its invested capital in the property, as well as the loss of rental income from that property if an issue should arise that decreases the value of that property and is not covered by the limited warranties. If any of these results occur, it may have a material adverse effect on the Fund’s business, financial condition and results of operations and the Fund’s ability to make distributions.

The Fund’s investments in private real estate may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

REIT Subsidiary Risk: Investments in the REIT Subsidiary are subject to risks associated with the direct ownership of real estate. The REIT Subsidiary may be affected by changes in the real estate markets generally as well as changes in the values of any properties owned by the REIT Subsidiary or securing any mortgages owned by the REIT Subsidiary (which changes in value could be influenced by market conditions for real estate in general or fluctuations in the value of rights to natural resources appurtenant to the property held by the REIT Subsidiary). If the REIT Subsidiary’s underlying assets are concentrated in properties used by a particular industry, it will be subject to risks associated with such industry. The REIT Subsidiary may be wholly-owned (except for its preferred shareholders) by the Fund, or may be owned by more than one Cohen & Steers closed-end fund.

Restrictions under the Internal Revenue Code applicable to regulated investment companies such as the Fund can limit investments in private real estate, or cause such investments to be structured in a less tax-advantaged manner. The REIT Subsidiary will not be diversified and will be subject to heavy cash flow dependency, possible lack of availability of financing, changes in interest rates, prepayment and defaults by borrowers, self-liquidation, adverse economic conditions, adverse changes in tax laws, and the possibility of failing to maintain an exemption under the 1940 Act. Any rental income or income from the disposition of real estate could adversely affect the REIT Subsidiary’s ability to retain its tax status, which would have adverse tax consequences. The REIT Subsidiary is subject to the risk that it will need to liquidate a holding at an economically inopportune time.

By investing through a REIT Subsidiary, the Fund bears a proportionate share of the fees and expenses of the REIT Subsidiary (including, among other things operating costs, transaction expenses, administrative and custody fees, legal expenses and custody expenses). Thus, investing through a REIT Subsidiary may cause the Fund to be subject to higher operating expenses than if it invested directly.

To the extent the REIT Subsidiary holds mortgages, it will be subject to the following risks: (1) during periods of declining interest rates, mortgagors may be inclined to prepay their mortgages, which prepayment may diminish the yield on securities issued by the REIT Subsidiary; and (2) when interest rates rise, the value of the REIT Subsidiary’s investment in fixed rate obligations can be expected to decline.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

The REIT Subsidiary may have limited diversification because it may invest in a limited number of properties, a narrow geographic area, or a single type of property. The REIT Subsidiary will not be traded on a national securities exchange and an investment therein is, therefore, generally less liquid. The REIT Subsidiary may also be difficult to value.

The REIT Subsidiary may be affected by changes in the value of the underlying real property, fluctuations in the demand for real estate, defaults by tenants, and decreases in market rates for rent. To the extent it invests in mortgages or otherwise derives income from the collection of interest payments, the REIT Subsidiary may be affected by the quality of credit extended, prepayments and defaults by borrowers, and changes in market interest rates, and may be more susceptible to interest rate risk.

The REIT Subsidiary likely will depend on its ability to generate cash flow to make distributions to the Fund. The Fund’s investments in the REIT Subsidiary could cause the Fund to recognize income in excess of cash received from those investments and, as a result, the Fund may be required to sell portfolio investments, including when it is not advantageous to do so, in order to make distributions. By investing in the REIT Subsidiary, the Fund is indirectly exposed to risks associated with the REIT Subsidiary’s investments. The REIT Subsidiary may invest in real estate and real estate-related investments through wholly-owned special purpose companies. Because the REIT Subsidiary will not be registered under the 1940 Act, the Fund, as an investor in the REIT Subsidiary, will not have the protections afforded to investors in registered investment companies. Changes in the laws of the United States, under which the Fund and the REIT Subsidiary are organized, including the regulations under the Code, could result in the inability of the Fund and/or the REIT Subsidiary to operate as intended, and could negatively affect the Fund and it shareholders. Ownership of and investment through the REIT Subsidiary by a closed-end management investment company is relatively novel investment strategy. Differences between the statutory and regulatory regimes applicable to a management investment company and a REIT present additional challenges and risks with regard to the REIT Subsidiary’s qualification as a REIT under the Code, which could result in the REIT Subsidiary and the Fund having additional tax liability, and reduce the Fund’s current income.

The REIT Subsidiary could default on its obligations or go bankrupt. The REIT Subsidiary will be operated as a separate company and will observe its own corporate formalities (i.e., it will maintain its own separate books & records, and execute agreements in its own name and on its own behalf).

Accordingly, creditors and other claimants should only be able to look to the REIT Subsidiary and its assets for settlement of their claims against the REIT Subsidiary. Creditors and other claimants against the REIT Subsidiary will not have general recourse against the Fund unless the Fund guarantees the debt or obligations of the REIT Subsidiary. See “Recourse Financings Risk.” The REIT Subsidiary is responsible for its own legal costs in defending against any such claims, but those legal costs may diminish its returns, and thus ultimately diminish returns to Fund shareholders. Although the REIT Subsidiary will be organized so that it is generally responsible for its own debts and obligations, there is no guarantee that creditors and other claimants against the REIT Subsidiary will not try to reach the assets of the Fund, even where there is no legal basis for recourse to the Fund’s assets. The Fund intends to dispute any such claims, but to the extent it does so it may incur legal costs that will diminish its returns to shareholders.

The REIT Subsidiary may use derivatives for speculative or hedging purposes and non-hedging purposes (that is, to seek to increase total return). The REIT Subsidiary may incur leverage for

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

investment or other purposes, which may increase its volatility. The REIT Subsidiary may invest without limitation in restricted and illiquid investments and equity securities without limitation as to market capitalization, including micro-cap companies, the prices of which may be subject to erratic market movements.

As noted above, the REIT Subsidiary may be owned by multiple Cohen & Steers funds, including the Fund. The Investment Advisor believes that having multiple funds invest through a single REIT Subsidiary may result in economies of scale for shareholders as expenses will be shared across a larger asset base. However, the use of a shared REIT Subsidiary involves certain risks. Although any funds investing through a shared REIT Subsidiary will have similar investment strategies with respect to private real estate investments and therefore are likely to be aligned with respect to their acquisition, holding and disposition of investments through the REIT Subsidiary, it is possible that the strategies of one fund might change to the extent that it no longer wishes to invest through the REIT Subsidiary. In such a case, its ability to dispose of its interest, and its indirect interest in the private real estate investments held through the REIT Subsidiary, will be limited. Similarly, it is possible that the other fund owners of the REIT Subsidiary may wish to dispose of their interest in the REIT Subsidiary (or interests in the private real estate investments held by the REIT Subsidiary) potentially necessitating a sale of real property investments at a time or price that the Fund believes is disadvantageous. In addition, it is possible that the Fund may be prevented from making investments that would be advantageous to it because the other owners of the REIT Subsidiary do not wish to make such an investment (for example, because of portfolio construction, diversification or other concerns).

Real Estate Joint Venture Risks: The Fund through the REIT Subsidiary may enter into real estate joint ventures with third parties to make investments. The Fund may also make investments in partnerships or other co-ownership arrangements or participations. Such investments may involve risks not otherwise present with other methods of investment, including, for instance, the following risks and conflicts of interest:

•	the real estate joint venture partner in an investment could become insolvent or bankrupt;
•	fraud or other misconduct by the real estate joint venture partner;
•

the Fund may share decision-making authority with its real estate joint venture partner regarding certain major decisions affecting the ownership of the real estate joint venture and the joint venture property, such as the sale of the property or the making of additional capital contributions for the benefit of the property, which may prevent the Fund from taking actions that are opposed by its real estate joint venture partner;

•

under certain real estate joint venture arrangements, neither party may have the power to unilaterally direct the activities of the venture and, under certain circumstances, an impasse could result regarding cash distributions, reserves, or a proposed sale or refinancing of the investment, and this impasse could have an adverse impact on the real estate joint venture, which could adversely impact the operations and profitability of the real estate joint venture and/or the amount and timing of distributions the Fund receives from the real estate joint venture;

•

the real estate joint venture partner may at any time have economic or business interests or goals that are or that become in conflict with the Fund’s business interests or goals, including, for instance, the operation of the properties;

•	the real estate joint venture partner may be structured differently than the Fund for tax purposes and this could create conflicts of interest;
•	the Fund may rely upon its real estate joint venture partner to manage the day-to-day operations of the real estate joint venture and underlying assets, as well as to prepare financial information

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

for the real estate joint venture and any failure to perform these obligations may have a negative impact on the Fund’s performance and results of operations;
•

the real estate joint venture partner may experience a change of control, which could result in new management of the real estate joint venture partner with less experience or conflicting interests to the Fund and be disruptive to the Fund’s business;

•	the real estate joint venture partner may be in a position to take action contrary to the Fund’s instructions or requests or contrary to the Fund’s policies or objectives;
•

the terms of the real estate joint ventures could restrict the Fund’s ability to sell or transfer its interest to a third party when it desires on advantageous terms, which could result in reduced liquidity;

•

the Fund or its real estate joint venture partner may have the right to trigger a buy-sell arrangement, which could cause the Fund to sell its interest, or acquire its partner’s interest, at a time when the Fund otherwise would not have initiated such a transaction; and

•	the real estate joint venture partner may not have sufficient personnel or appropriate levels of expertise to adequately support the Fund’s initiatives.

In addition, disputes between the Fund and its real estate joint venture partner may result in litigation or arbitration that would increase the Fund’s expenses and prevent the Fund’s officers and trustees from focusing their time and efforts on the Fund’s business. Any of the above might subject the Fund to liabilities and thus reduce its returns on the investment with that real estate joint venture partner.

Restricted and Illiquid Securities Risk: The Fund may invest in investments that may be illiquid (i.e., securities that may be difficult to sell at a desirable time or price). Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books. Restricted securities and illiquid securities are often more difficult to value and the sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the OTC markets. Contractual restrictions on the resale of securities result from negotiations between the issuer and purchaser of such securities and therefore vary substantially in length and scope. To dispose of a restricted security that the Fund has a contractual right to sell, the Fund may first be required to cause the security to be registered. A considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell, during which time the Fund would bear market risks.

Recourse Financings Risk: In certain cases, financings for the Fund’s commercial real estate properties may be recourse to the Fund. Generally, commercial real estate financings are structured as non-recourse to the borrower, which limits a lender’s recourse to the property pledged as collateral for the loan, and not the other assets of the borrower or to any parent of borrower, in the event of a loan default. However, lenders customarily will require that a creditworthy parent entity enter into so-called “recourse carveout” guarantees to protect the lender against certain bad-faith or other intentional acts of the borrower in violation of the loan documents.

Valuation Risk: The Fund is subject to valuation risk, which is the risk that one or more of the assets in which the Fund invests are priced incorrectly, due to factors such as incomplete data, market

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

instability or human error. If the Fund ascribes a higher value to assets and their value subsequently drops or fails to rise because of market factors, returns on the Fund’s investment may be lower than expected and could experience losses.

Within the parameters of the Fund’s valuation guidelines, the valuation methodologies used to value the Fund’s assets, in particular the Fund’s private real estate investments, will involve subjective judgments and projections and that ultimately may not materialize. Ultimate realization of the value of an asset depends to a great extent on economic, market and other conditions beyond the Fund’s control and the control of the Investment Advisor and the Fund’s independent valuation firms. Rapidly changing market conditions or material events may not be immediately reflected in our daily NAV.

Real Property Valuation: The Fund intends to retain an independent valuation services firm (the Independent Valuation Advisor) to assist the Investment Advisor in the determination of the Funds’ fair value of private real estate investments, including those held through a REIT Subsidiary. While the Independent Valuation Advisor will provide valuations of the real property investments, it is not responsible for, and does not calculate, the Fund’s or REIT Subsidiary’s daily NAV. The Fund’s valuation policies may change from time to time.

The REIT Subsidiary’s real property investments will primarily be through joint ventures with an operating partner. The operating partner will be responsible (subject to oversight by the Investment Advisor) for maintaining the joint venture’s official books and records along with other pertinent information that will be the basis upon which the Independent Valuation Advisor will prepare their appraisals as described below.

The Independent Valuation Advisor is expected to administer the real property valuation process for investments held by the REIT Subsidiary and is expected to select (subject to the Investment Advisor’s approval) and manage the process associated with third-party appraisal firms with respect to the valuation of the Fund’s real property investments.

Investments in newly acquired properties are expected to be initially valued at cost. Each property is then expected to be valued by an independent third-party appraisal firm within approximately 90 to 120 days after it was acquired and no less than annually thereafter. Each third-party appraisal will be reviewed by the Independent Valuation Advisor and the Valuation Committee for reasonableness.

Each month, the Investment Advisor, with the assistance of the Independent Valuation Advisor, will determine an accrual schedule for the daily value of each real property investment based on an estimated month-end income accrual for each real property. The Fund expects that the REIT Subsidiary will use the daily values determined in such accrual schedule for purposes of calculating its NAV. Any material changes to the valuation of real property investments of the REIT Subsidiary, and related changes to the daily accrual schedule for any real property investment, will be reflected in the NAV calculation beginning with the first NAV calculated after a revised valuation is determined and approved by the CNS Valuation Committee.

The Investment Advisor will monitor for material events that the Investment Advisor believes may be expected to have a material impact on the most recent estimated fair values of such real property investment. Possible examples of such a material change include an unexpected termination or renewal of a material lease, a material change in vacancies, an unanticipated structural or environmental event at a property, capital market events, tenant bankruptcy, recent financial results or changes in the capital structure of the property, terrorism events, natural disasters or other force majeure events, any regulatory changes that affect the investment, or a significant industry event or adjustment to the

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

industry outlook that may cause the value of real property to change materially. Upon the occurrence of such a material event that is likely to have a material impact on the most recent estimated values of the impacted real property investments and provided that the Investment Advisor is aware that such event has occurred, the Investment Advisor will instruct the Independent Valuation Advisor to evaluate the impact of the event on the fair value of such investment. However, rapidly changing market conditions or material events may not be immediately reflected in the Fund’s or REIT Subsidiary’s daily NAV.

The Investment Advisor will value the real properties using the valuation methodology it deems most appropriate and consistent with industry best practices and market conditions. The Investment Advisor expects the primary methodology used to value real property investments will be the income approach, whereby value is derived by determining the present value of an asset’s stream of future cash flows (for example, discounted cash flow analysis). Consistent with industry practices, the income approach incorporates actual contractual lease income, professional judgments regarding comparable rental and operating expense data, the capitalization or discount rate and projections of future rent and expenses based on appropriate market evidence, and other subjective factors. Other methodologies that may also be used to value properties include, among other approaches, sales comparisons and cost approaches.

Real estate appraisals are reported on a free and clear basis (i.e. any property-level indebtedness that may be in place is not incorporated into the valuation). Property level debt will be valued separately in accordance with GAAP. Real properties held through joint ventures generally will be valued in a manner that is consistent with the methods described above. Once the value of a real property held by the joint venture and the fair value of any other assets and liabilities of the joint venture is determined, the value of the REIT Subsidiary’s interest in the joint venture would then be determined by the Investment Advisor using a hypothetical liquidation calculation to value the REIT Subsidiary’s interest in the joint venture.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund’s investment advisory agreement (the Advisory Agreement), or interested persons of any such party (the Independent Directors), has the responsibility under the Investment Company Act of 1940 to approve the Fund’s Advisory Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. The Advisory Agreement was discussed at a meeting of the Independent Directors, in their capacity as the Contract Review Committee, held on June 8, 2021 and at meetings of the full Board of Directors held on March 16, 2021 and June 15, 2021. The Independent Directors, in their capacity as the Contract Review Committee, also discussed the Advisory Agreement in executive session on June 15, 2021. At the meeting of the full Board of Directors on June 15, 2021, the Advisory Agreement was unanimously continued for a term ending June 30, 2022 by the Fund’s Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive session.

In considering whether to continue the Advisory Agreement, the Board of Directors reviewed materials provided by an independent data provider, which included, among other items, fee, expense and performance information compared to peer funds (the Peer Funds and, collectively with the Fund, the Peer Group) and performance comparisons to a larger category universe; summary information prepared by the Fund’s investment advisor (the Investment Advisor); and a memorandum from counsel to the Independent Directors outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the Board of Directors considered information provided from time to

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

time by the Investment Advisor throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund’s objective. The Board of Directors also considered information provided in response to a request for information submitted by counsel to the Independent Directors, as well as information provided in response to a supplemental request. Additionally, the Independent Directors noted that in connection with their considerations, that they had received information from the Investment Advisor about, and discussed with the Investment Advisor, the operations of its business continuity plan and related matters and the operations of third party service providers during the COVID-19 pandemic. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor: The Board of Directors reviewed the services that the Investment Advisor provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, placing orders for the investment and reinvestment of the Fund’s assets, furnishing information to the Board of Directors of the Fund regarding the Fund’s portfolio, providing individuals to serve as Fund officers, and generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions conducted on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Advisor to its other funds and accounts, including those that have investment objectives and strategies similar to those of the Fund. The Board of Directors also considered the education, background and experience of the Investment Advisor’s personnel, particularly noting the potential benefit that the portfolio managers’ work experience and favorable reputation can have on the Fund. The Board of Directors further noted the Investment Advisor’s ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Advisor, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Advisor are satisfactory and appropriate.

(ii) Investment performance of the Fund and the Investment Advisor: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant linked benchmark and a relevant linked blended benchmark. The Board of Directors noted that the Fund outperformed the Peer Group medians for the three-, five- and ten-year periods ended March 31, 2021, ranking one out of four peers for each period. The Board of Directors noted that the Fund underperformed the Peer Group median for the one-year period ended March 31, 2021, ranking fourth out of four peers for the period. The Board of Directors also noted that the Fund outperformed the linked blended benchmark for the one-, three-, five- and ten-year periods ended March 31, 2021. The Board of Directors further noted that the Fund outperformed the linked benchmark for the one-, three-, five-, and ten-year periods ended March 31, 2021.

The Board of Directors engaged in discussions with the Investment Advisor regarding the contributors to and detractors from the Fund’s performance during the period, including the relevant implications of the continuing COVID-19 pandemic. The Board of Directors also considered supplemental information provided by the Investment Advisor, including a narrative summary of various factors affecting performance, and the Investment Advisor’s performance in managing similarly managed funds and accounts. The Board of Directors determined that Fund performance, in light of all the considerations noted above, supported the continuation of the Advisory Agreement.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund: Next, the Board of Directors considered the contractual and actual

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

management fees paid by the Fund, as well as the Fund’s total expense ratio. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors noted that the Fund’s actual and contractual management fees as well as the total expense ratio were the lowest in the Peer Group. In light of the considerations above, the Board of Directors concluded that the Fund’s current expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. The Board of Directors considered the level of the Investment Advisor’s profits and whether the profits were reasonable for the Investment Advisor. The Board of Directors took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, that the Investment Advisor receives by allocating the Fund’s brokerage transactions. The Board of Directors further considered that the Investment Advisor continues to reinvest profits back in the business, including upgrading and/or implementing new trading, compliance and accounting systems, and by adding investment personnel to the portfolio management teams. The Board of Directors also considered the administrative services provided by the Investment Advisor and the associated administration fee paid to the Investment Advisor for such services under the Administration Agreement. The Board of Directors determined that the services received under the Administration Agreement are beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Advisor from its relationship with the Fund were reasonable and consistent with the Investment Advisor’s fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that, given the Fund’s closed-end structure, there were no significant economies of scale that were not already being shared with shareholders. In considering economies of scale, the Board of Directors also noted, as discussed above in (iii), that the Investment Advisor continues to reinvest profits back in the business.

(v) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Advisory Agreement to those under other investment advisory contracts of other investment advisors managing Peer Funds. The Board of Directors also compared the services rendered and fees paid under the Advisory Agreement to fees paid, including the ranges of such fees, under the Investment Advisor’s other fund management agreements and advisory contracts with institutional and other clients with similar investment mandates, noting that the Investment Advisor provides more services to the Fund than it does for institutional or subadvised accounts. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Advisor in developing and managing the Fund that the Investment Advisor does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Advisory Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors, and each Director may have assigned different weights to the various factors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Advisory Agreement.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers UK Limited, Cohen & Steers Ireland Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS PREFERRED SECURITIES

AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS LOW DURATION PREFERRED

AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS ALTERNATIVE INCOME FUND

•	Designed for investors seeking high current income and capital appreciation, investing in equity, preferred and debt securities, focused on real assets and alternative income strategies

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers

Director and Chairman

Joseph M. Harvey

Director and Vice President

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

Ramona Rogers-Windsor

Director

C. Edward Ward, Jr.

Director

Adam M. Derechin

President and Chief Executive Officer

James Giallanza

Chief Financial Officer

Dana A. DeVivo

Secretary and Chief Legal Officer

Albert Laskaj

Treasurer

Stephen Murphy

Chief Compliance Officer

and Vice President

Yigal D. Jhirad

Vice President

William F. Scapell

Vice President

Jason A. Yablon

Vice President

Mathew Kirschner

Vice President

KEY INFORMATION

Investment Advisor and Administrator

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-Administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

Computershare

150 Royall Street

Canton, MA 02021

(866) 227-0757

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

New York Stock Exchange Symbol:    RFI

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represents past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

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Cohen & Steers

Total Return

Realty Fund (RFI)

Semiannual Report June 30, 2021

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website at www.cohenandsteers.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, by signing up at www.cohenandsteers.com.

You may elect to receive all future reports in paper, free of charge, at any time. If you invest through a financial intermediary, you can contact your financial intermediary or, if you are a direct investor, you can call (866) 227-0757 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held within the fund complex if you invest directly with the Fund.

RFISAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

(a)	Not Applicable.

(b)	Thomas Bohjalian retired from Cohen & Steers Capital Management, Inc. on June 30, 2021. Effective May 1, 2021, Thomas Bohjalian no longer served as a portfolio manager of the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	The Fund did not engage in any securities lending activity during the fiscal year ended December 31, 2020.

(b)	The Fund did not engage in any securities lending activity and did not engage a securities lending agent during the fiscal year ended December 31, 2020.

Item 13. Exhibits.

(a)(1) Not Applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

(c) Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: Principal Executive Officer (President and Chief Executive Officer)

Date: September 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: Principal Executive Officer (President and Chief Executive Officer)

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Financial Officer (Chief Financial Officer)

Date: September 3, 2021